UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2003

PRICE LEGACY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300, San Diego, CA  92128

(Address of principal executive offices)        (Zip code)

(858) 675-9400

(Registrant’s telephone number, including area code).

ITEM 7. EXHIBITS

The following exhibit is filed as part of this report:

99.1  Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Disclosure of the Registrant for the quarter ended  March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2003	PRICE LEGACY CORPORATION

	By	: /s/ James Y. Nakagawa
James Y. Nakagawa
Chief Financial Officer

EXHIBIT INDEX

99.1         Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended March 31, 2003.